UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

ViewRay, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio		44146
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2020, ViewRay, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live audio webcast. Only stockholders of record at the close of business on April 17, 2020, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 147,399,273 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 123,344,423 shares of the Company’s common stock were voted in person or by proxy for the five proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 24, 2020.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of votes withheld and the number of broker non-votes.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected each of Daniel Moore, Gail Wilensky, Ph.D., and Kevin Xie, Ph.D. to serve as Class II directors of the Company until the 2023 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal, with the following votes tabulated:

Nominee	For	Withhold	Broker Non-Votes
Daniel Moore	84,831,824	12,985,812	25,526,787
Gail Wilensky, Ph.D.	93,902,651	3,914,985	25,526,787
Kevin Xie, Ph.D.	96,043,685	1,773,951	25,526,787

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
122,936,618	320,347	87,458	—

Proposal No. 3 – Approval of the Amended & Restated 2015 Equity Incentive Award Plan

The Company’s stockholders approved the Amended & Restated 2015 Equity Incentive Award Plan as disclosed in the proxy statement, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
69,877,527	27,684,375	255,734	25,526,787

Proposal No. 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The advisory vote on the frequency of future advisory votes on executive compensation as disclosed in the proxy statement was approved, with the following votes tabulated:

1 year	2 year	3 year	Abstain	Broker Non-Votes
97,162,869	125,868	209,743	319,156	25,526,787

Based on the voting results set forth above, the Company’s Board of Directors has determined that an advisory vote by the shareholders regarding named executive officer compensation as set forth in the proxy statement will be conducted on an annual basis.

Proposal No. 5 – Advisory Vote to Approve the Company’s Executive Compensation

The advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
60,396,183	33,157,537	4,263,916	25,526,787

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: June 12, 2020	By:	/s/ Robert S. McCormack
Robert S. McCormack
Senior Vice President, General Counsel and Corporate Secretary